UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 22, 2025
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FGI Industries Ltd.
(Exact name of registrant as specified in its charter)
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Cayman Islands	001-41207	98-1603252
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
906 Murray Road
East Hanover, NJ 07936
(Address of principal executive offices) (Zip Code)
(973) 428-0400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.0001 par value per share	FGI	The Nasdaq Stock Market LLC
Warrants to purchase Ordinary Shares	FGIWW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 22, 2025, Perry Lin, Chief Financial Officer of FGI Industries Ltd. (“FGI” or the “Company”), gave notice of his resignation, to be effective June 30, 2025. Mr. Lin has advised the Company that his resignation was due to personal reasons and not a result of any disagreement with the Company on any matter related to the operations, policies or practices of the Company.
On January 25, 2025, the Board of Directors approved and appointed Jae Chung to serve as the Company’s CFO, effective July 1, 2025. Mr. Chung, 57, has served as the Company’s Vice President, Investor Relations and Corporate Development since April 2024. Mr. Chung also served on the Company’s board of directors from January 2022 to March 2024. Prior to his time with FGI, Mr. Chung most recently served as Vice President of Oakmont Corporation, a family investment office, from 2015 through May 2021 where he helped manage its public securities portfolio.
There is no arrangement or understanding between Mr. Chung and any other persons pursuant to which Mr. Chung was selected as an officer. There are no family relationships between Mr. Chung and any director or executive officer of the Company and no related-party transactions involving Mr. Chung that would require disclosure under Item 404(a) of Regulation S-K.
Mr. Chung will be paid a salary of $180,000 and will participate in the Company’s Management Incentive Plan and Equity Incentive Plan, consistent with other Company personnel at the executive title level, as set in targets and awards approved by the Compensation Committee. The Company and Mr. Chung intend to work toward amending his existing employment arrangement to reflect the foregoing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FGI Industries Ltd.

Dated: January 28, 2025	By:	/s/ John Chen
John Chen
Executive Chairman